SCHEDULE B

TO THE JPMORGAN TRUST I DECLARATION OF TRUST

SERIES AND CLASSES

As of September 30, 2010

SERIES	CLASS
Non-Money Market Funds

Highbridge Dynamic Commodities Strategy Fund	A, C, Select, R5

Highbridge Statistical Market Neutral Fund	A, C, Select

JPMorgan Access Balanced Fund	A, C, Select, Institutional

JPMorgan Access Growth Fund	A, C, Select, Institutional

JPMorgan Alternative Strategies Fund	A, C, Select, R5

JPMorgan Asia Equity Fund	A, Select, Institutional

JPMorgan California Tax Free Bond Fund	A, C, Select, Institutional

JPMorgan China Region Fund	A, C, Select

JPMorgan Credit Opportunities Fund	A, C, Select, R2, R5, R6

JPMorgan Disciplined Equity Fund	A, Select, Institutional, Ultra (to be renamed Class R6 on November 19, 2010 or such later date as determined by the Trust’s officers)

JPMorgan Diversified Fund	A, B, C, Select, Institutional

JPMorgan Dynamic Growth Fund	A, C, Select, R5

JPMorgan Dynamic Small Cap Growth Fund (name change from JPMorgan Dynamic Small Cap Fund effective 6/29/07)	A, B, C, Select

JPMorgan Emerging Economies Fund	A, C, Select, R5

JPMorgan Emerging Markets Debt Fund	A, C, Select, R5

JPMorgan Emerging Markets Equity Fund	A, B, C, Select, Institutional

JPMorgan Global Focus Fund	A, C, Select, R5

JPMorgan Global Natural Resources Fund	A, C, Select, R2, R5

JPMorgan Growth and Income Fund	A, B, C, Select

JPMorgan Growth Long/Short Fund	A, C, Select

SERIES	CLASS
JPMorgan Income Builder Fund	A, C, Select

JPMorgan India Fund	A, C, Select

JPMorgan Inflation Managed Bond Fund	A, C, Select, R2, R5, R6

JPMorgan Intermediate Tax Free Bond Fund	A, B, C, Select, Institutional

JPMorgan International Currency Income Fund	A, C, Select

JPMorgan International Equity Fund	A, B, C, Select, R2, R5, R6

JPMorgan International Opportunities Fund	A, B, C, Select, Institutional, R6

JPMorgan International Opportunities Plus Fund	A, C, Select

JPMorgan International Realty Fund	A, C, Select, R5

JPMorgan International Small Cap Equity Fund	A, B, Select, Institutional

JPMorgan International Value Fund	A, B, C, Select, Institutional, R2, R6

JPMorgan International Value SMA Fund	(No Class Designation)

JPMorgan Intrepid America Fund	A, C, Select, R2, R5

JPMorgan Intrepid International Fund (name change from JPMorgan Tax Aware International Opportunities Fund effective 12/15/05)	A, C, Select, Institutional, R2

JPMorgan Intrepid Multi Cap Fund (name change from JPMorgan Intrepid Contrarian Fund effective 4/10/06)	A, C, Select

JPMorgan Intrepid European Fund	A, B, C, Select, Institutional

JPMorgan Intrepid Growth Fund	A, C, Select, R2, R5

JPMorgan Intrepid Value Fund	A, C, Select, R2, R5, R6

JPMorgan Latin America Fund	A, C, Select

JPMorgan Managed Income Fund	Select, Institutional

JPMorgan Mid Cap Core Fund	A, C, Select, R2, R5

JPMorgan Mid Cap Equity Fund	A, C, Select

JPMorgan Multi-Cap Long/Short Fund	A, C, Select

JPMorgan Multi-Sector Income Fund	A, C, Select, R2, R5

JPMorgan New York Tax Free Bond Fund	A, B, C, Select, Institutional

JPMorgan Real Return Fund	A, C, Select, Institutional

SERIES	CLASS

JPMorgan Research Equity Long/Short Fund	A, C, Select, R5

JPMorgan Research Market Neutral Fund (name change from JPMorgan Market Neutral Fund effective 2/28/10)	A, B, C, Select, Institutional

JPMorgan Russia Fund	A, C, Select

JPMorgan Small Cap Core Fund	Select

JPMorgan Small Cap Equity Fund	A, B, C, Select, R2, R5

JPMorgan SmartRetirement Income Fund	A, C, Select, Institutional, R2

JPMorgan SmartRetirement 2010 Fund	A, C, Select, Institutional, R2

JPMorgan SmartRetirement 2015 Fund	A, C, Select, Institutional, R2

JPMorgan SmartRetirement 2020 Fund	A, C, Select, Institutional, R2

JPMorgan SmartRetirement 2025 Fund	A, C, Select, Institutional, R2

JPMorgan SmartRetirement 2030 Fund	A, C, Select, Institutional, R2

JPMorgan SmartRetirement 2035 Fund	A, C, Select, Institutional, R2

JPMorgan SmartRetirement 2040 Fund	A, C, Select, Institutional, R2

JPMorgan SmartRetirement 2045 Fund	A, C, Select, Institutional, R2

JPMorgan SmartRetirement 2050 Fund	A, C, Select, Institutional, R2

JPMorgan Strategic Income Opportunities Fund	A, C, Select, R5

JPMorgan Strategic Preservation Fund	A, C, Select, R5

JPMorgan Tax Aware Disciplined Equity Fund	Institutional

JPMorgan Tax Aware High Income Fund	A, C, Select

JPMorgan Tax Aware Real Return Fund	A, C, Select, Institutional

JPMorgan Tax Aware Real Return SMA Fund	(No Class Designation)

JPMorgan Tax Aware U.S. Equity Fund	A, B, C, Select, Institutional

JPMorgan Total Return Fund	A, C, Select, R5

JPMorgan U.S. Dynamic Plus Fund (name change from JPMorgan Intrepid Long/Short Fund effective 11/1/07) (name change from JPMorgan Intrepid Plus Fund effective 5/3/10)	A, C, Select

JPMorgan U.S. Equity Fund	A, B, C, Select, Institutional, R2, R5, R6

SERIES	CLASS

JPMorgan U.S. Large Cap Core Plus Fund	A, C, Select, R2, R5

JPMorgan U.S. Large Cap Value Plus Fund	A, C, Select, R5

JPMorgan U.S. Research Equity Plus Fund	A, C, Select, R2, R5

JPMorgan U.S. Small Company Fund	A, C, Select, Institutional

JPMorgan Value Advantage Fund	A, C, Select, Institutional

JPMorgan Value Discovery Fund	A, C, Select, R5

Money Market Funds

JPMorgan 100% U.S. Treasury Securities Money Market Fund	Capital, Institutional, Agency, Premier, Morgan, Reserve, Service

JPMorgan California Municipal Money Market Fund	Morgan, E*TRADE, Service

JPMorgan Current Yield Money Market Fund	Capital, Institutional

JPMorgan Federal Money Market Fund	Institutional, Agency, Premier, Morgan, Reserve

JPMorgan New York Municipal Money Market Fund	Morgan, Reserve, E*TRADE, Service

JPMorgan Prime Money Market Fund	Capital, Institutional, Agency, Premier, Morgan, Reserve, B, C, Cash Management, Investor, Service, Direct, Eagle

JPMorgan Tax Free Money Market Fund	Institutional, Agency, Premier, Morgan, Reserve, Direct, Eagle